CUSIP No. 208242107

Exhibit 1

AGREEMENT TO FILE JOINT SCHEDULE 13D

Each of the undersigned, being a record owner or “beneficial owner” of the common stock of Conn’s, Inc. (“Common Stock”), hereby agrees to jointly file a Schedule 13D with respect to their respective holdings of the Common Stock and to include this agreement as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this agreement as of January 7, 2019.

/s/ Todd Ferguson
Todd Ferguson, as attorney in fact for Stephens Investments Holdings LLC, Stephens Inc., Warren A. Stephens Grantor Trust, Harriet C. Stephens Trust, Warren & Harriet Stephens Children’s Trust, Warren Miles Amerine Stephens 95 Trust, Warren Miles Amerine Stephens Trust, John Calhoun Stephens 95 Trust, John Calhoun Stephens Trust, Laura Whitaker Stephens 95 Trust, Laura Whitaker Stephens Trust, Curtis F. Bradbury, Jr., Douglas H. Martin, WAS Conn’s Annuity Trust One, WAS Family Trust One, Paula W. and John P. Calhoun Family Trust, Warren A. Stephens, Harriet C. Stephens, Harriet and Warren Stephens Family Foundation, WAS Family Trust Three, Miles A. Stephens WAS Grantor Trust, John C. Stephens WAS Grantor Trust, Laura W. Stephens WAS Grantor Trust, Paula W. & John P. Calhoun Family Trust – WMAS, Paula W. & John P. Calhoun Family Trust – JCS, Paula W. & John P. Calhoun Family Trust – LWS, Warren Miles Amerine Stephens, John Calhoun Stephens, and Laura Whitaker Stephens

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

/s/ Miles Stephens
Warren Miles Amerine Stephens

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

/s/ John Stephens
John Calhoun Stephens

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

/s/ Laura Stephens
Laura Whitaker Stephens

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

Paula W. & John P. Calhoun Family Trust – WMAS

By:	/s/ Miles Stephens
Warren Miles Amerine Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

Paula W. & John P. Calhoun Family Trust – LWS

By:	/s/ Laura Stephens
Laura Whitaker Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

Miles A. Stephens WAS Grantor Trust

By:	/s/ Miles Stephens
Miles A. Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

Paula W. & John P. Calhoun Family Trust – JCS

By:	/s/ John Stephens
John Calhoun Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

Laura W. Stephens WAS Grantor Trust

By:	/s/ Harriet C. Stephens
Harriet C. Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

John C. Stephens WAS Grantor Trust

By:	/s/ John Stephens
John C. Stephens, Trustee

CUSIP No. 208242107

POWER OF ATTORNEY

for Executing Forms 3, 4 and 5 and

Schedules 13G and 13D

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Knight, William Keisler, Kevin Burns, Todd Ferguson, Kim Fowler, Molly Deere, and Jason Nadeau the undersigned’s true and lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “34 Act”), and the rules thereunder; and Schedules 13G and 13D, and amendments thereto, in accordance with Section 13 of the 34 Act and the rules thereunder;

(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedules 13G and 13D, and any amendments thereto, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each of the foregoing attorneys-in-fact, individually, full power and authority to do and perform every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of January, 2019

WAS Family Trust Three

By:	/s/ Harriet Stephens
Harriet C. Stephens, Trustee